UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2006

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington	1-4661	91-1653725
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue		1201 Third Avenue
Seattle, WA 98101	206-461-2000	Seattle, WA 98101
(Address of principal executive	(Registrant’s telephone number,	(Former name or former address, if
offices, including zip code)	including area code)	changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Securities Holders
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 5.1
EXHIBIT 99.1

Section 3 – Securities and Trading Markets
Item 3.03 Material Modifications to Rights of Securities Holders.
          Upon issuance of the Series K Preferred Stock (defined and referred to in Item 5.03 below and based upon the terms more fully described in the Articles of Amendment attached hereto as Exhibit 4.1) by Washington Mutual, Inc., a Washington corporation (the “Company”) on September 18, 2006, the Company’s ability to declare or pay dividends on, or to redeem, purchase or acquire its common stock or any preferred stock ranking junior to the Series K Preferred Stock became subject to certain restrictions in the event that the Company does not declare dividends on the Series K Preferred Stock during any dividend period. The applicable restrictions are contained in the Articles of Amendment.
Section 5 – Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On September 15, 2006, the Company filed Articles of Amendment with the Washington Secretary of State for the purpose of amending its Articles of Incorporation to establish the preferences, limitations, voting powers and relative rights of its Series K Perpetual Non-Cumulative Floating Rate Preferred Stock, no par value and with a liquidation preference of $1,000,000 per share (the “Series K Preferred Stock”). The Articles of Amendment became effective with the Washington Secretary of State upon close of business on September 15, 2006. A copy of the Articles of Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Section 8 – Other Events
Item 8.01 Other Events.
          On September 18, 2006, the Company closed the sale of 20,000,000 Depositary Shares with each Depositary Share representing a 1/40,000th ownership interest in a share of the Company’s Series K Preferred Stock, which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333-130929) which became effective on January 9, 2006 (the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) an Underwriting Agreement dated September 11, 2006, among the Company, UBS Securities LLC and the other Managing Underwriters listed therein; (ii) Articles of Amendment of the Company filed with the Washington Secretary of State on September 15, 2006; (iii) a form of certificate representing the Series K Preferred Stock dated September 18, 2006; (iv) a Deposit Agreement dated September 18, 2006 among the Company, Mellon Investor Services LLC, as Depositary and Registrar and the holders from time to time of the Depositary Receipts described therein; and (v) a form of Depositary Receipt.
          On September 18, 2006, in connection with the closing of the sale of the Depositary Shares referenced above, the Company entered into a Replacement Capital Covenant (the “RCC”) whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase shares of the Series K Preferred Stock, unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

1.1	Underwriting Agreement dated September 11, 2006, among the Company, UBS Securities LLC and the other Managing Underwriters listed therein.

4.1	Articles of Amendment of Washington Mutual, Inc. with respect to the Series K Preferred Stock filed with the Washington Secretary of State on September 15, 2006.

4.2.	Form of certificate representing the Series K Preferred Stock.

4.3	Deposit Agreement dated September 18, 2006 among the Company, Mellon Investor Services LLC, as Depositary and Registrar and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included in Exhibit 4.3 hereto).

5.1	Opinion of Heller Ehrman LLP.

99.1	Replacement Capital Covenant of Washington Mutual, Inc. dated as of September 18, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Washington Mutual, Inc.
Date: September 18, 2006

By:	/s/ Fay L. Chapman
Fay L. Chapman
Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated September 11, 2006, among the Company, UBS Securities LLC and the other Managing Underwriters listed therein.

4.1	Articles of Amendment of Washington Mutual, Inc. with respect to the Series K Preferred Stock filed with the Washington Secretary of State on September 15, 2006.

4.2.	Form of certificate representing the Series K Preferred Stock.

4.3	Deposit Agreement dated September 18, 2006 among the Company, Mellon Investor Services LLC, as Depositary and Registrar and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included in Exhibit 4.3 hereto).

5.1	Opinion of Heller Ehrman LLP.

99.1	Replacement Capital Covenant of Washington Mutual, Inc. dated as of September 18, 2006.